UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008 (April 25, 2008)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws.

On April 25, 2008, the Board of Directors amended the Bylaws of the Company (i) to make conforming changes to the Bylaws reflecting amendments to the Amended and Restated Articles of Incorporation approved by the shareholders at the Company’s Annual Meeting of Shareholders on April 25, 2008 to de-classify the Board of Directors and provide for the annual election of directors beginning in 2010 and (ii) to make certain other formatting or corrective changes. The amendment to the Company’s Amended and Restated Articles of Incorporation to declassify the Board of Directors is described in the Company’s definitive Proxy Statement filed pursuant to Section 14(a) of the Securities Exchange Act on March 14, 2008. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Amended and Restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 1, 2008	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company